Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 5 TO CREDIT AGREEMENT

AMENDMENT NO. 5 TO CREDIT AGREEMENT, dated as of March 26, 2015 (this “Amendment”), is entered into by and among SENSATA TECHNOLOGIES B.V., a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands (the “BV Borrower”), SENSATA TECHNOLOGIES FINANCE COMPANY, LLC, a Delaware limited liability company (the “US Borrower”, and together with the BV Borrower, the “Borrowers”), SENSATA TECHNOLOGIES INTERMEDIATE HOLDING B.V., a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands (the “Parent”), the undersigned guarantors (together with the Parent, the “Guarantors”), MORGAN STANLEY SENIOR FUNDING, INC., as sole lead arranger and bookrunner and as administrative agent on behalf of the lenders party to the Credit Agreement (as defined below) (in such capacity, the “Administrative Agent”) and the lenders party hereto.
PRELIMINARY STATEMENTS:
WHEREAS, the Borrowers, the Parent, the Administrative Agent and certain lenders entered into that certain Credit Agreement, dated as of May 12, 2011 (as amended, amended and restated, supplemented, waived or otherwise modified prior to the date hereof, the “Credit Agreement”; capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement);

WHEREAS, the Borrowers have requested Additional Revolving Commitments (the “Fifth Amendment Revolving Commitments”) pursuant to Section 2.14 of the Credit Agreement in the aggregate principal amount of $100 million on the terms set forth in this Amendment and the Credit Agreement;

WHEREAS, each Lender party hereto executing this Amendment as a Fifth Amendment Revolving Credit Lender (as defined below and as indicated on the applicable signature page hereto) has agreed, in its capacity as a Fifth Amendment Revolving Credit Lender, to make available to the Borrowers the Fifth Amendment Revolving Commitments and other Revolving Credit Commitments in an aggregate amount up to its applicable Revolving Credit Commitment under the heading “Total Revolving Credit Commitments” as set forth on Schedule A to this Amendment commencing on the Fifth Amendment Effective Date (as defined below);

WHEREAS, the Borrowers have requested an Extension to the Revolving Credit Commitments pursuant to Section 2.18 of the Credit Agreement and have made an Extension Offer to the Revolving Credit Lenders, and each Revolving Credit Lender and the L/C Issuer, by executing and delivering a counterpart signature page to this Amendment, shall be deemed, on the Fifth Amendment Effective Date, to have accepted the Extension Offer pursuant to Section 2.18(c) of the Credit Agreement;

WHEREAS, the Borrowers have requested to make certain other amendments set forth in Section 1 hereof, as authorized by Section 10.01 of the Credit Agreement;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows:

Amendment No. 5 to
Credit Agreement

SECTION 1.Fifth Amendment Revolving Commitments. Pursuant to Section 2.14 of the Credit Agreement, and subject to the satisfaction (or waiver by the Administrative Agent) of the conditions set forth in Section 4 of this Amendment, on and as of the Fifth Amendment Effective Date:Each Fifth Amendment Revolving Credit Lender that is an existing Revolving Credit Lender under the Credit Agreement (each an “Increasing Revolving Credit Lender”) hereby agrees that upon, and subject to, the occurrence of the Fifth Amendment Effective Date, such Fifth Amendment Revolving Credit Lender’s Revolving Credit Commitments shall be increased, as contemplated by Section 2.14 of the Credit Agreement, and after giving effect to any applicable purchases and assumptions as contemplated by Section 6 of this Amendment, by the amount set forth opposite such Fifth Amendment Revolving Credit Lender’s name under the heading “Additional Revolving Credit Commitment” on Schedule A to this Amendment. From and after the Fifth Amendment Effective Date, each reference in the Credit Agreement to any Increasing Revolving Credit Lender’s Revolving Credit Commitment shall mean its Revolving Credit Commitment, as increased pursuant to this Amendment, and as set forth opposite its name on Schedule A to this Amendment under the heading “Total Revolving Credit Commitments”. Each Fifth Amendment Revolving Credit Lender that is not, prior to the Fifth Amendment Effective Date, an existing Revolving Credit Lender under the Credit Agreement (each, a “New Revolving Credit Lender” and, together with the Increasing Revolving Credit Lenders, the “Fifth Amendment Revolving Credit Lenders”), hereby agrees that upon, and subject to, the occurrence of the Fifth Amendment Effective Date, such Fifth Amendment Revolving Credit Lender shall be deemed to be, and shall become, a “Lender”, a “Revolving Credit Lender”, a “Dollar Revolving Credit Lender” and/or a “Euro Revolving Credit Lender” for all purposes of, and subject to all the obligations of a “Lender”, a “Revolving Credit Lender”, a “Dollar Revolving Credit Lender” and/or a “Euro Revolving Credit Lender”, respectively, under, the Credit Agreement and the other Loan Documents, and shall have a Revolving Credit Commitment that is equal to the amount set forth opposite such Fifth Amendment Revolving Credit Lender’s name under the heading “Total Revolving Credit Commitment” on Schedule A to this Amendment. The Loan Parties and the Administrative Agent hereby agree that from and after the Fifth Amendment Effective Date, each New Revolving Credit Lender shall be deemed to be, and shall become, a “Lender”, a “Revolving Credit Lender”, a “Dollar Revolving Credit Lender” and/or a “Euro Revolving Credit Lender”, as applicable, for all purposes of, and with all the rights and remedies of a “Lender”, a “Revolving Credit Lender”, a “Dollar Revolving Credit Lender” and/or a “Euro Revolving Credit Lender”, as applicable, under, the Credit Agreement and the other Loan Documents. From and after the Fifth Amendment Effective Date, each reference in the Credit Agreement to any New Revolving Lender’s Revolving Credit Commitment shall mean its Revolving Credit Commitment as committed pursuant to this Amendment (including pursuant to any purchases and assumptions as contemplated by Section 6 of this Amendment), and as set forth opposite its name on Schedule A to this Amendment under the heading “Total Revolving Credit Commitment”. Each Fifth Amendment Revolving Credit Lender hereby agrees to make Revolving Credit Loans to the Borrowers from time to time in accordance with the terms of, and subject to the applicable conditions under, the Credit Agreement (as amended by this Amendment) in an aggregate principal amount of up to the amount set forth opposite its name on Schedule A to this Amendment under the heading “Total Revolving Credit Commitment”. The Fifth Amendment Effective Date shall be the “Additional Commitments Effective Date” for the Fifth Amendment Revolving Commitments for all purposes of the Credit Agreement as amended by this Amendment. The Fifth Amendment Revolving Commitments shall comprise the same Class as the Revolving Credit Commitments which are subject to the Extension contemplated by this Amendment.Amendments to Credit Agreement. The Credit Agreement is, subject to the satisfaction (or waiver by the Administrative Agent) of the conditions precedent set forth in Section 4, hereby amended as follows:
(a)Section 1.01 of the Credit Agreement shall be amended by adding the following new definitions thereto in proper alphabetical order:

Amendment No. 5 to
Credit Agreement

“Fifth Amendment” means that certain Amendment No. 5 to Credit Agreement, dated as of March 26, 2015, among the BV Borrower, the US Borrower, the Parent, the other Guarantors party thereto, Morgan Stanley Senior Funding, Inc., as the Administrative Agent, the L/C Issuer and certain Revolving Credit Lenders party thereto.
“Fifth Amendment Effective Date” means the date on which all of the conditions contained in Section 4 of the Fifth Amendment have been satisfied or waived by the Administrative Agent.

“Fifth Amendment Revolving Commitments” has the meaning given in the recitals to the Fifth Amendment.

(b)    Section 1.01 of the Credit Agreement shall be further amended as follows:

(i)    Clause (b) of the definition of “Applicable Rate” is amended in its entirety to read as follows:

“(b)     with respect to the Revolving Credit Loans, Revolving Credit Commitments and Letter of Credit fees, (i) until receipt by the Administrative Agent of a Compliance Certificate pursuant to Section 6.02(b) with respect to the fiscal quarter ending March 31, 2015 (A) for Eurodollar Rate Loans and for EURIBOR Loans, 1.75%, (B) for Base Rate Loans, 0.75%, (C) for Letter of Credit fees, 1.625 % and (D) for Revolving Credit Commitment Fees, 0.50% and (ii) thereafter, the following percentages per annum, based upon the Senior Secured Net Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(b):

Applicable Rate
Pricing Level	Senior Secured Net Leverage Ratio	Eurodollar Rate, EURIBOR	Letter of Credit Fees	Base Rate	Revolving Credit Commitment Fee Rate
1	≥ 1.0:1.0	1.75%	1.625%	0.75%	0.375%
2	< 1.0:1.0	1.50%	1.375%	0.50%	0.25%

Any increase or decrease in the Applicable Rate set forth in subsection (b) above resulting from a change in the Senior Secured Net Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(b); provided that at the option of the Administrative Agent or the Required Lenders, pricing level 1 shall apply, (x) as of the first Business Day after the date on which a Compliance Certificate was required to have been delivered but was not delivered, and shall continue to so apply to but excluding the date on which such Compliance Certificate is so delivered (and thereafter the Pricing Level otherwise determined in accordance with this definition shall apply) and (y) as of the first Business Day after an Event of Default shall have occurred and be continuing, and shall continue to so apply to but excluding the

Amendment No. 5 to
Credit Agreement

date on which such Event of Default is cured or waived (and thereafter the Pricing Level otherwise determined in accordance with this definition shall apply);”

(ii)    Clause (d) of the definition of “Applicable Rate” is amended in its entirety to read as follows:

“(d)    With respect to any Additional Term Loans (other than Third Amendment Third Amendment Term Loans) or Additional Revolving Credit Commitments (other than Fifth Amendment Revolving Commitments), such amounts as may be agreed to by the applicable Borrower, the Administrative Agent and the Additional Term Lenders or Additional Revolving Credit Lenders, as the case may be.”

(iii)    The definition of “Dollar Revolving Credit Commitment” is amended by replacing the final sentence thereof with the following sentence:
“The aggregate Dollar Revolving Credit Commitments of all Dollar Revolving Credit Lenders shall be $350,000,000 on the Fifth Amendment Effective Date, as such amount may be adjusted from time to time in accordance with the terms of this Agreement.”

(iv)    The definition of “Euro Revolving Credit Commitment” is amended by replacing the final sentence thereof with the following sentence:

“The aggregate Dollar Amount of Euro Revolving Credit Commitments of all Euro Revolving Credit Lenders shall be $350,000,000 on the Fifth Amendment Effective Date, as such amount may be adjusted from time to time in accordance with the terms of this Agreement.”

(v)    Clause (a) of the definition of “Euro Sublimit” is amended in its entirety to read as follows:

“$350,000,000 and”

(vi)    Clause (a) of the definition of “Maturity Date” is amended in its entirety to read as follows:

“with respect to the Revolving Credit Facility, March 26, 2020,”
(vii)    The definition of “Revolving Credit Commitment” is amended in its entirety to read as follows:

““Revolving Credit Commitment” means a Dollar Revolving Credit Commitment or a Euro Revolving Credit Commitment, in each case including, for the avoidance of doubt, each Fifth Amendment Revolving Commitment.”

Amendment No. 5 to
Credit Agreement

(viii)    The definition of “Revolving Credit Loan” is amended in its entirety to read as follows:

““Revolving Credit Loan” means the collective reference to the Dollar Revolving Credit Loans and the Euro Revolving Credit Loans, in each case including, for the avoidance of doubt, any Loans made pursuant to the Fifth Amendment Revolving Commitments.”

(c)    Schedule 2.01 of the Credit Agreement is hereby amended by replacing the information thereon with respect to the Revolving Credit Lenders with the information shown on Schedule B to this Amendment.

(d)    Article 6 of the Credit Agreement is hereby amended by adding a new Section 6.20 thereto, which reads as follows:

“SECTION 6.20. Post-Fifth Amendment Effective Date Covenant. Within the time periods as provided in Schedule E to the Fifth Amendment (or such later date as the Administrative Agent may agree in its reasonable discretion), deliver to the Administrative Agent each item specified in Schedule E to the Fifth Amendment and customary legal opinions addressed to the Administrative Agent and each Revolving Credit Lender related to such items, as specified in Schedule C-2 to the Fifth Amendment, in each case in form and substance reasonably satisfactory to the Administrative Agent.”

(e)    Clause (d) of Section 10.01 is hereby amended in its entirety to read as follows:

“(d)	change any provision of this Section 10.01 or the definition of “Required Lenders” without the written consent of each Lender directly affected thereby;”

SECTION 3.Reference to and Effect on the Loan Documents.
a.On and after the Fifth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the “Credit Agreement”, shall mean and be a reference to the Credit Agreement, as amended by this Amendment. For the avoidance of doubt, this Amendment shall also constitute a Loan Document under the Credit Agreement, as amended by the Amendment.
b.The Credit Agreement, as specifically amended by this Amendment, and the other Loan Documents are, and shall continue to be, in full force and effect, and are hereby in all respects ratified and confirmed.
c.Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Credit Agreement or any other Loan Document, nor shall it constitute a waiver of any provision of the Credit Agreement or any Loan Document.

Amendment No. 5 to
Credit Agreement

SECTION 4.Conditions of Effectiveness for Amendment. This Amendment shall become effective as of the date (the “Fifth Amendment Effective Date”) on which the following conditions shall have been satisfied (or waived by the Administrative Agent):
(a)     The Administrative Agent shall have received counterparts of this Amendment executed by the BV Borrower, the US Borrower, the Parent, the other Guarantors (other than Sensata Technologies Holland B.V.), each Revolving Credit Lender and each Fifth Amendment Revolving Credit Lender, on, or prior to, 5:00 p.m., New York City time on March 26, 2015 (the “Consent Deadline”);
(b)    The Administrative Agent shall have received a certificate of the BV Borrower dated as of the Fifth Amendment Effective Date signed on behalf of the BV Borrower by a Responsible Officer of the BV Borrower, certifying on behalf of the Borrowers that:
(i)    immediately before and after giving effect to this Amendment and the transactions contemplated hereby, the representations and warranties set forth in Article 5 of the Credit Agreement (as amended by this Amendment) and in the other Loan Documents are true and correct in all material respects as of the Fifth Amendment Effective Date, with the same effect as though made on and as of such date, except (A) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, (B) that for purposes of this Section 4(b), the representations and warranties contained in Sections 5.05(a) and 5.05(b) of the Credit Agreement (as amended by this Amendment) shall be deemed to refer to the most recent financial statements furnished pursuant to Sections 6.01(a) and 6.01(b) of the Credit Agreement (as amended by this Amendment) and, in the case of the financial statements furnished pursuant to Section 6.01(b) of the Credit Agreement (as amended by this Amendment), the representations contained in Section 5.05(a) of the Credit Agreement (as amended by this Amendment), as modified by this clause (B), shall be qualified by the statement that such financial statements are subject to the absence of footnotes and year-end audit adjustments and (C) to the extent that such representations and warranties contain a materiality qualification, such representations and warranties shall be accurate in all respects; and

(ii)    each of the Specified Representations (as defined below) shall be true and correct in all material respects as of the Fifth Amendment Effective Date. “Specified Representations” means the representations and warranties of the Loan Parties set forth in the Patriot Act Representation (as defined below), the Sanctions Representation (as defined below) and the Anti-Corruption Representation (as defined below). For purposes of this clause (ii), the following terms shall have the meanings given to them below:

“Patriot Act Representation” means the representation and warranty to the Administrative Agent by each Loan Party that, to the extent applicable, each of the Parent and its Subsidiaries is in compliance in all material respects with the Patriot Act and any enabling legislation or executive order relating thereto;

“Sanctions Representation” means the representation and warranty to the Administrative Agent by the Parent that no part of the proceeds of any Credit Extension will be used, directly or indirectly, for any purpose which would violate applicable Sanctions.

“OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury;

Amendment No. 5 to
Credit Agreement

“Sanction” means any sanction administered or enforced by the United States Government (including without limitation, OFAC), the United Nations Security Council, the European Union, Her Majesty’s Treasury or other relevant sanctions authority; and

“Anti-Corruption Representation” means the representation and warranty to the Administrative Agent by each Loan Party that no part of the proceeds of any Credit Extension will be used, directly or indirectly, for any purpose which would breach the US Foreign Corrupt Practices Act of 1977 (as amended).

(c)     Immediately prior to and after giving effect to the Fifth Amendment Effective Date, no Default or Event of Default has occurred and is continuing;

(d)    The Administrative Agent shall have received such certificates or resolutions or incumbency certificates of the Loan Parties (other than Sensata Technologies Holland B.V.) as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment;

(e)    The Administrative Agent shall have received such documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party (other than Sensata Technologies Holland B.V.) is validly existing and in good standing in its jurisdiction of organization (to the extent such concept exists in such jurisdiction);

(f)    The Administrative Agent shall have received a solvency certificate from a director of the BV Borrower substantially in the form of Exhibit Q to the Credit Agreement certifying that the Parent and its Subsidiaries on a consolidated basis as of the Fifth Amendment Effective Date (immediately after giving effect to this Amendment and the transactions contemplated hereby) are Solvent;

(g)    To the extent invoiced at least three Business Days prior to the Fifth Amendment Effective Date, all reasonably and documented fees and out-of-pocket expenses payable to the Administrative Agent shall have been paid to the extent due and payable in accordance with Section 7 of this Amendment and Section 10.04 of the Credit Agreement;

(h)     The Administrative Agent shall have received a customary legal opinion, addressed to the Administrative Agent and the Revolving Credit Lenders, in form, scope and substance reasonably acceptable to the Administrative Agent from each of (i) McDermott, Will & Emory LLP, counsel to the Loan Parties (other than Sensata Technologies Holland B.V.) and (ii) special foreign counsel referred to in Schedule C-1 hereto; and

(i)The Administrative Agent shall have received each of the deliverables set forth in Schedule D of this Amendment.

SECTION 5.Representations and Warranties. Each of the Parent and the Borrowers hereby represents and warrants to the Administrative Agent that:
(a)        on and as of the date hereof (i) it has all requisite corporate or other power and authority to enter into and perform its obligations under this Amendment, the Credit Agreement as amended hereby and the other Loan Documents to which it is a party, and (ii) this Amendment has been duly authorized, executed and delivered by it; and

Amendment No. 5 to
Credit Agreement

(b)    this Amendment, and the Credit Agreement as amended hereby, constitute legal, valid and binding obligations of such party, enforceable against it in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other Laws affecting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in equity or at law).

SECTION 6.New Lenders and Increasing Lenders. If any existing Revolving Credit Lender declines or fails to consent to this Amendment by returning an executed counterpart of this Amendment to the Administrative Agent prior to the Consent Deadline, then pursuant to and in compliance with the terms of Section 10.01 of the Credit Agreement, such Revolving Credit Lender may be replaced and its commitments and/or obligations purchased and assumed by either a New Revolving Credit Lender or an Increasing Revolving Credit Lender upon execution of this Amendment (which will also be deemed to be the execution of an Assignment and Assumption Agreement).
SECTION 7.Costs and Expenses. The Borrowers agree that all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder or in connection herewith (including, without limitation, the Attorney Costs of one counsel for all Lenders and the Administrative Agent (which shall be Shearman & Sterling LLP)), are expenses that the Borrowers are required to pay or reimburse pursuant to Section 10.04 of the Credit Agreement.
SECTION 8.Execution in Counterparts. This Amendment may be executed in one or more counterparts (and by different parties hereto in different counterparts), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier or other electronic transmission of an executed counterpart of a signature page to this Amendment, including by email with a pdf copy hereof attached, shall be effective as delivery of an original executed counterpart of this Amendment.
SECTION 9.Governing Law and Waiver of Right of Trial by Jury. This Amendment is subject to the provisions of Sections 10.17 and 10.18 of the Credit Agreement relating to governing law, waiver of right to submission to jurisdiction, venue and waiver of trial by jury, the provisions which are by this reference incorporated herein in full.
SECTION 10.Guarantor Affirmation. Each Guarantor party hereto hereby (a) acknowledges and consents to this Amendment; (b) ratifies and confirms all of its respective obligations and liabilities under the Loan Documents (as amended by the Amendment) to which it is a party and ratifies and confirms that such obligations and liabilities remain in full force and effect and extend to and continue in effect with respect to, and continue to guarantee and secure, as applicable, the obligations of the Borrowers under the Credit Agreement; provided that the obligations and liabilities of Sensata Technologies Malaysia Sdn. Bhd. as at the date hereof shall not exceed $1.35 billion unless the Malaysian Central Bank's approval for the giving of the financial guarantee of up to $1.45 billion (the “BNM Approval”) has been obtained. It is hereby agreed that immediately after the procurement of the BNM Approval, the obligations and liabilities of Sensata Technologies Malaysia Sdn. Bhd. under the Loan Documents (as amended by the Amendment) shall increase to secure $1.45 billion and the entire Secured Obligations. Pursuant thereto, Sensata Technologies Malaysia Sdn. Bhd. hereby irrevocably and unconditionally agrees that on and after the date of the BNM Approval, Sensata Technologies Malaysia Sdn. Bhd. shall guarantee and secure all the obligations and liabilities of the Borrowers under the Credit Agreement and the Loan Documents (as amended by the Amendment); (c) subject to Section 11 below, acknowledges and confirms that the liens and security interests

Amendment No. 5 to
Credit Agreement

granted by it pursuant to the Collateral Documents to which it is a party are and continue to be valid and perfected (if and to the extent required to be perfected under the Collateral Documents to which it is a party) liens and security interests in the Collateral (subject only to Liens permitted under the Loan Documents) that secure all of the obligations of such Guarantor under the Loan Documents to which it is a party to the same extent that such liens and security interests in the Collateral were valid and perfected (if and to the extent required to be perfected under the Collateral Documents to which it is a party) immediately prior to giving effect to the execution and delivery of the Amendment; (d) acknowledges and agrees that such Guarantor does not have any claim or cause of action against the Administrative Agent or any Lender (or any of its respective directors, officers, employees, or agents) on or prior to the date hereof; and (e) acknowledges, affirms, and agrees that such Guarantor does not have any defense, claim, cause of action, counterclaim, offset or right of recoupment of any kind or nature against any of its obligations, indebtedness or liabilities to the Administrative Agent or any Lender on or prior to the date hereof.
SECTION 11.Limited Waiver and Consent. The Administrative Agent and the Lenders parties hereto hereby agree to waive each of Sensata Technologies Bulgaria EOOD’s, Sensata Technologies Japan Limited’s, Sensata Technologies Holland B.V.’s, Sensata Technologies Malaysia Sdn. Bhd.’s, Sensata Technologies France S.A.S.’s, August France Holding Company S.A.S.’s, Sensata Finance Ireland Limited’s, Sensata Technologies de Mexico, S. de R.L. de C.V.’s, ST August Lux Company S.à r.l.’s, ST August Lux Intermediate Holdco S.à r.l.’s, August Lux Holding Company’s, August Brazil Holding Company’s and August LuxUK Holding Company’s (each, a “Subject Foreign Guarantor”) compliance with all covenants and/or representations and warranties in the Loan Documents relating to the perfection of any security interest under, or enforceability of, any Collateral Document governed by Bulgarian, French, Irish, Japanese, Dutch, Luxembourg, Malaysian and Mexican law, as applicable, on the Fifth Amendment Effective Date and for a period of 90 days after the Fifth Amendment Effective Date (as such time period may be extended in the reasonable discretion of the Administrative Agent), provided that the foregoing waiver shall only waive compliance with (i) perfection requirements in respect of any increase to the Secured Obligations pursuant to this Amendment and (ii) enforceability requirements relating to enforceability in respect of such increase to the Secured Obligations.  During this 90 day period (as such time period may be extended in the reasonable discretion of the Administrative Agent) each of the Subject Foreign Guarantor will amend or enter into such Collateral Documents to reflect the amendments hereunder and will take all requisite actions to ensure that it has granted in favor of the Administrative Agent, for the benefit of the Secured Parties, a valid and, to the extent required under the Collateral Documents to which it is a party, perfected security interest in its Collateral, as defined in such Collateral Documents.

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Amendment No. 5 to
Credit Agreement

IN WITNESS WHEREOF, the parties have caused this Amendment No. 5 to Credit Agreement to be executed by their respective authorized officers as of the date first above written.

SENSATA TECHNOLOGIES B.V.,
as BV Borrower

By:	/s/ Serife Demir
Name: Serife Demir
Title: Attorney in fact

Signature Page to
Amendment No. 5 to Credit Agreement

SENSATA TECHNOLOGIES FINANCE COMPANY, LLC,
as US Borrower

By:	/s/ Jeffrey Cote
Name: Jeffrey Cote
Title: Chief Operating Officer

Signature Page to
Amendment No. 5 to Credit Agreement

SENSATA TECHNOLOGIES INTERMEDIATE HOLDING B.V.,
as Parent

By:	/s/ Serife Demir
Name: Serife Demir
Title: Attorney in fact

Signature Page to
Amendment No. 5 to Credit Agreement

SENSATA TECHNOLOGIES, INC.,
as Guarantor

By:	/s/ Jeffrey Cote
Name: Jeffrey Cote
Title: Chief Operating Officer

Signature Page to
Amendment No. 5 to Credit Agreement

SENSATA TECHNOLOGIES MASSACHUSETTS, INC.,
as Guarantor

By:	/s/ Jeffrey Cote
Name: Jeffrey Cote
Title: Chief Financial Officer

Signature Page to
Amendment No. 5 to Credit Agreement

SENSATA TECHNOLOGIES HOLDING COMPANY US B.V.,
as Guarantor

By:	/s/ Serife Demir
Name: Serife Demir
Title: Attorney in fact

Signature Page to
Amendment No. 5 to Credit Agreement

SENSATA TECHNOLOGIES HOLDING COMPANY MEXICO B.V.,
as Guarantor

By:	/s/ Serife Demir
Name: Serife Demir
Title: Attorney in fact

Signature Page to
Amendment No. 5 to Credit Agreement

SENSATA TECHNOLOGIES DE MÉXICO, S. DE R.L. DE C.V.,
as Guarantor

By:	/s/ Santiago Sepulveda
Name: Santiago Sepulveda
Title: Attorney-in-fact

Signature Page to
Amendment No. 5 to Credit Agreement

SENSATA TECHNOLOGIES JAPAN LIMITED,
as Guarantor

By:	/s/ Akira Hayashi
Name: Akira Hayashi
Title: Representative Director

Signature Page to
Amendment No. 5 to Credit Agreement

SENSATA TECHNOLOGIES MALAYSIA SDN. BHD.,
as Guarantor

By:	/s/ Jeffrey Cote
Name: Jeffrey Cote
Title: Director

Signature Page to
Amendment No. 5 to Credit Agreement

SENSATA TECHNOLOGIES BULGARIA EOOD,
as Guarantor

By:	/s/ Serife Demir
Name: Serife Demir
Title: Attorney in fact

Signature Page to
Amendment No. 5 to Credit Agreement

SENSOR-NITE NV,
as Guarantor

By:	/s/ Serife Demir
Name: Serife Demir
Title: Attorney in fact

Signature Page to
Amendment No. 5 to Credit Agreement

SENSATA TECHNOLOGIES US COÖPERATIEF U.A.,
as Guarantor

By:	/s/ Serife Demir
Name: Serife Demir
Title: Attorney in fact

Signature Page to
Amendment No. 5 to Credit Agreement

SENSATA TECHNOLOGIES BERMUDA LTD.,
as Guarantor

By:	/s/ Steve Reynolds
Name: Steve Reynolds
Title: Director

Signature Page to
Amendment No. 5 to Credit Agreement

SENSATA TECHNOLOGIES US., LLC,
as Guarantor

By:	/s/ Jeffrey Cote
Name: Jeffrey Cote
Title: Director

Signature Page to
Amendment No. 5 to Credit Agreement

SENSATA TECHNOLOGIES U.S. II, LLC,
as Guarantor

By:	/s/ Jeffrey Cote
Name: Jeffrey Cote
Title: Director

Signature Page to
Amendment No. 5 to Credit Agreement

Signed by Martha Sullivan (name of director)
for and on behalf of                             /s/ Martha Sullivan

ST SCHRADER HOLDING COMPANY UK LIMITED     Director
as Guarantor

Signature Page to
Amendment No. 5 to Credit Agreement

Signed by Martha Sullivan (name of director)
for and on behalf of                             /s/ Martha Sullivan

AUGUST UK HOLDCO LIMITED                 Director
as Guarantor

Signature Page to
Amendment No. 5 to Credit Agreement

ST AUGUST LUX COMPANY S.À R.L.,
Société à responsabilité limitée
Registered office: 6D, route de Trèves, L-2633
Senningerberg, Grand Duchy of Luxembourg
Share capital: USD 25,000
Luxembourg R.C.S.: B 192229
as Guarantor

By:	/s/ Jim Kirslis
Name: Jim Kirslis
Title: Manager (Class A)

Signature Page to
Amendment No. 5 to Credit Agreement

ST AUGUST LUX INTERMEDIATE HOLDCO S.À R.L.,
Société à responsabilité limitée
Registered office: 6D, route de Trèves, L-2633
Senningerberg, Grand Duchy of Luxembourg
Share capital: USD 25,000
Luxembourg R.C.S.: B 192214
as Guarantor

By:	/s/ Jim Kirslis
Name: Jim Kirslis
Title: Manager (Class A)

Signature Page to
Amendment No. 5 to Credit Agreement

AUGUST LUX HOLDING COMPANY,
Société à responsabilité limitée
Registered office: 6D, route de Trèves, L-2633
Senningerberg, Grand Duchy of Luxembourg
Share capital: USD 16,376
Luxembourg R.C.S.: B 167704
as Guarantor

By:	/s/ Jim Kirslis
Name: Jim Kirslis
Title: Manager (Class A)

Signature Page to
Amendment No. 5 to Credit Agreement

AUGUST BRAZIL HOLDING COMPANY,
Société à responsabilité limitée
Registered office: 6D, route de Trèves, L-2633
Senningerberg, Grand Duchy of Luxembourg
Share capital: USD 16,375
Luxembourg R.C.S.: B 168084
as Guarantor

By:	/s/ Jim Kirslis
Name: Jim Kirslis
Title: Manager (Class A)

Signature Page to
Amendment No. 5 to Credit Agreement

AUGUST LUXUK HOLDING COMPANY,
Société à responsabilité limitée
Registered office: 6D, route de Trèves, L-2633
Senningerberg, Grand Duchy of Luxembourg
Share capital: USD 16,375
Luxembourg R.C.S.: B 167757
as Guarantor

By:	/s/ Jim Kirslis
Name: Jim Kirslis
Title: Manager (Class A)

Signature Page to
Amendment No. 5 to Credit Agreement

AUGUST FRANCE HOLDING COMPANY S.A.S.,
as Guarantor

By:	/s/ Jean-Michel Bolmont
Name: Jean-Michel Bolmont
Title: President

Signature Page to
Amendment No. 5 to Credit Agreement

SENSATA TECHNOLOGIES FRANCE S.A.S.,
as Guarantor

By:	/s/ Serife Demir
Name: Serife Demir
Title: Attorney in fact

Signature Page to
Amendment No. 5 to Credit Agreement

GIVEN under the Common Seal of
SENSATA FINANCE IRELAND LIMITED
and DELIVERED as a DEED:
/s/Graeme Thompson
Graeme Thompson

/s/ Paul McCabe
Paul McCabe

Signature Page to
Amendment No. 5 to Credit Agreement

MORGAN STANLEY SENIOR FUNDING, INC.,
as Administrative Agent

By:	/s/ Jon Rauen
Name: Jon Rauen
Title: Authorized Signatory

Signature Page to
Amendment No. 5 to Credit Agreement

MORGAN STANLEY SENIOR FUNDING, INC.,
as a Revolving Credit Lender

By:	/s/ Jonathon Rauen
Name: Jonathon Rauen
Title: Authorized Signatory

Signature Page to
Amendment No. 5 to Credit Agreement

BARCLAYS BANK PLC,
as an Increasing Revolving Credit Lender and L/C Issuer

By:	/s/ Marguerite Sutton
Name: Marguerite Sutton
Title: Vice President

Signature Page to
Amendment No. 5 to Credit Agreement

GOLDMAN SACHS BANK USA,
as an Increasing Revolving Credit Lender

By:	/s/ Rebecca Kratz
Name: Rebecca Kratz
Title: Authorized Signatory

Signature Page to
Amendment No. 5 to Credit Agreement

ROYAL BANK OF CANADA,
as an Increasing Revolving Credit Lender

By:	/s/ Raja Khanna
Name: Raja Khanna
Title: Authorized Signatory

Signature Page to
Amendment No. 5 to Credit Agreement

MIZUHO BANK, LTD.,
as an Increasing Revolving Credit Lender

By:	/s/ James R. Fayen
Name: James R. Fayen
Title: Deputy General Manager

Signature Page to
Amendment No. 5 to Credit Agreement

BANK OF AMERICA, N.A.,
as an Increasing Revolving Credit Lender

By:	/s/ Robert C. Megan
Name: Robert C. Megan
Title: Senior Vice President

Signature Page to
Amendment No. 5 to Credit Agreement

MORGAN STANLEY BANK, N.A.,
as an Increasing Revolving Credit Lender and L/C Issuer

By:	/s/ Jon Rauen
Name: Jon Rauen
Title: Authorized Signatory

Signature Page to
Amendment No. 5 to Credit Agreement

Schedule A

Revolving Credit Commitments

Revolving Credit Lender	Existing Revolving Credit Commitments[1]	Additional[2] Revolving Credit Commitments	Total Revolving Credit Commitments[3]
Morgan Stanley Bank, N.A.	$39,500,000	$45,000,000	$84,500,000
Morgan Stanley Senior Funding, Inc.	$5,500,000	$—	$5,500,000
Barclays Bank PLC	$50,000,000	$40,000,000	$90,000,000
Goldman Sachs Bank USA	$19,999,999.99	$30,000,000.1	$50,000,000
Mizuho Bank Ltd.	$38,333,333.34	$11,666,666.66	$50,000,000
Royal Bank of Canada	$33,333,333.34	$15,666,666.66	$50,000,000
Bank of America, N.A.	$5,000,000	$15,000,000	$20,000,000
Crédit Industriel et Commercial	$17,500,000	$0	$0
GE Capital Corporation	$3,333,333.33	$0	$0
Bank of Montreal	$25,000,000	$0	$0
Raymond James Bank, N.A.	$12,500,000	$0	$0
Total	$250,000,000		$350,000,000

1 Before giving effect to any purchases and assumptions contemplated under Section 6 of this Amendment
2 Equals the sum of any Fifth Amendment Revolving Commitments plus any purchases and assumptions contemplated under Section 6 of this Amendment.
3 Giving effect the Fifth Amendment Revolving Commitments and to any purchases and assumptions contemplated under Section 6 of this Amendment.

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Schedule B

SCHEDULE 2.01
COMMITMENTS

Name of Revolving Credit Lender	Revolving Credit Commitment
Morgan Stanley Senior Funding, Inc.	$5,500,000
Morgan Stanley Bank, N.A.	$84,500,000
Barclays Bank PLC	$90,000,000
Goldman Sachs Bank USA	$50,000,000
Royal Bank of Canada	$50,000,000
Mizuho Bank, Ltd.	$50,000,000
Bank of America, N.A.	$20,000,000
TOTAL	$350,000,000+

+ As of the Fifth Amendment Effective Date, $350,000,000 of the Revolving Credit Commitment
is available to be borrowed in Euros.

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Schedule C -1

Fifth Amendment Effective Date Legal Opinions

JURISDICTION	COUNSEL
Belgium	ALTIUS CVBA – Collateral Opinion Loyens & Loeff CVBA/SCRL – Capacity Opinion
Bermuda	Conyers Dill & Pearman Limited
Bulgaria	Gugushev & Partners – Capacity Opinion
France	Skadden, Arps, Slate, Meagher & Flom LLP – Capacity Opinion
England & Wales (UK)	Shearman & Sterling LLP
Ireland	A&L Goodbody
Japan	Morrison & Foerster LLP – Capacity Opinion
Luxembourg	Loyens & Loeff Luxembourg S.à r.l. – Capacity Opinion
Malaysia	Azim Tunku Farik & Wong & Partners – Capacity Opinion Wong & Partners – Collateral Opinion
Mexico	Creel, Garcia-Cuellar, Aiza y Enriquez, S.C. – Capacity Opinion
Netherlands	Loyens & Loeff N.V. – Capacity Opinion Van Doorne N.V. – Collateral Opinion
United States	McDermott Will & Emery LLP

NYDOCS01/1606266.9

Schedule C -2

Post-Fifth Amendment Effective Date Legal Opinions

JURISDICTION	COUNSEL
Bulgaria	Gugushev & Partners – Collateral Opinion
France	Skadden, Arps, Slate, Meagher & Flom LLP – Capacity Opinion Shearman & Sterling LLP – Collateral Opinion
Japan	Morrison & Foerster LLP – Collateral Opinion
Malaysia	Wong & Partners – Enforceability Opinion
Luxembourg	M Partners S.à r.l. – Enforceability Opinion
Mexico	Creel, Garcia-Cuellar, Aiza y Enriquez, S.C. – Collateral Opinion
Netherlands	Loyens & Loeff N.V. – Capacity Opinion (in respect of actions by Sensata Technologies Holland B.V.) Van Doorne N.V. – Collateral Opinion (in respect of actions by Sensata Technologies Holland B.V.)

NYDOCS01/1606266.9

Schedule D

Fifth Amendment Effective Date Deliverables

England & Wales (UK)

1.	Debenture.

2.	Share Charge of Dutch Shareholder (Sensata Technologies B.V.).

3.	Share Charge of Luxembourg Shareholder (August LuxUK Holding Company).

4.	Process agent letter for Share Charge of Dutch Shareholder (Sensata Technologies B.V.).

5.	Process agent letter for Share Charge of Luxembourg Shareholder (August LuxUK Holding Company).

Ireland

1.	Statutory Declaration re financial assistance.

2.	Confirmation in respect of the Irish law Debenture executed by Sensata Finance Ireland Limited.

Luxembourg

1.
Confirmation agreement, governed by Luxembourg law, to be entered into by and between ST Schrader Holding Company UK Limited, Sensor-Nite NV, ST August Lux Company S.à r.l., ST August Lux Intermediate Holdco S.à r.l., August Lux Holding Company, August Brazil Holding Company. August LuxUK Holding Company and Morgan Stanley (the “Confirmation Agreement”) in relation to:

a.
a share pledge agreement, governed by Luxembourg law, dated December January 8, 2015, entered into by and between ST Schrader Holding Company UK Limited as pledgor, Morgan Stanley as pledgee and ST August Lux Company S.à r.l. as company;

b.
a share pledge agreement, governed by Luxembourg law, dated December January 8, 2015, entered into by and between ST August Lux Company S.à r.l. as pledgor, Morgan Stanley as pledgee and ST August Lux Intermediate Holdco S.à r.l. as company

c.
a share pledge agreement, governed by Luxembourg law, dated January 8, 2015, entered into by and between ST August Lux Intermediate Holdco S.à r.l. and Sensor-Nite NV as pledgors, Morgan Stanley as pledgee and August Lux Holding Company as company,

d.
a share pledge agreement, governed by Luxembourg law, dated January 8, 2015, entered into by and between August Lux Holding Company as pledgor, Morgan Stanley as pledgee and August LuxUK Holding Company as company, and

e.
a share pledge agreement, governed by Luxembourg law, dated January 8, 2015, entered into by and between August Lux Holding Company as pledgor, Morgan Stanley as pledgee and August Brazil Holding Company as company.

2.	Confirmation in respect of the Irish law Share Charge executed by August LuxUK Holding Company.

NYDOCS01/1606266.9

Schedule E

Post-Fifth Amendment Effective Date Deliverables
Unless otherwise noted below, to be delivered within 90 days following the Fifth Amendment Effective Date (or such later date as the Administrative Agent may agree in its reasonable discretion)

Bulgaria

1.	Notarized copy of Annex No. 6 to the Going Concern Pledge Agreement relating to the going concern of Sensata Technologies Bulgaria EOOD ("Going Concern Pledge Agreement").

2.	Notarized copy of Annex No. 4 to the Share and Dividends Pledge Agreement relating to the quotas in Sensata Technologies Bulgaria EOOD ("Share and Dividends Pledge Agreement").

3.
Current legal status certificate of Sensata Technologies Bulgaria EOOD issued by the Commercial Registry evidencing that the modifications in the security interest created by Annex No. 4 to the Share and Dividends Pledge Agreement have been duly registered.

4.
Certificate issued by the Central Pledges Registry evidencing that the modifications in the security interests created by Annex No. 4 to the Share and Dividends Pledge Agreement have been duly registered in respect of the pledged Rights (as defined in the Share and Dividends Pledge Agreement).

5.
Current status certificate of Sensata Technologies Bulgaria EOOD issued by the Commercial Registry evidencing that the modifications in the security interest created by Annex No. 6 to the Going Concern Pledge Agreement have been duly registered.

6.
Certificate issued by the Central Pledges Registry evidencing that the modifications in the security interest created by Annex No. 6 to the Going Concern Pledge Agreement have been duly registered in respect of movables and receivables representing specified assets, owned by the Sensata Technologies Bulgaria EOOD (as defined in the Going Concern Pledge Agreement).

7.
Certificates issued by the Land Registry - Botevgrad and the Land Registry - Plovdiv evidencing that the modifications in the security interest created by Annex No. 6 to the Going Concern Pledge Agreement have been duly registered in respect of land plots representing specified assets, owned by Sensata Technologies Bulgaria EOOD (as defined in the Going Concern Pledge Agreement).

8.
Notification to the Patent Office regarding registration of the modifications in the security interest created by Annex No. 6 to the Going Concern Pledge Agreement in respect of the utility model representing specified asset, owned by Sensata Technologies Bulgaria EOOD (as defined in the Going Concern Pledge Agreement).

France

1.
Original financial securities account pledge agreement (re. shares of August France Holding Company S.A.S.) executed by Sensata Technologies France S.A.S. (within 15 Business Days of the Fifth Amendment Effective Date)

2.
Original statement (déclaration) of pledge (re. shares of August France Holding Company S.A.S.) executed by Sensata Technologies France S.A.S. (within 15 Business Days of the Fifth Amendment Effective Date)

3.
Original certificate (attestation) of pledge (re. shares of August France Holding Company S.A.S.) executed by August France Holding Company S.A.S. (within 15 Business Days of the Fifth Amendment Effective Date)

4.	Original financial securities account pledge agreement (re. shares of Schrader.) executed by August France Holding Company S.A.S (within 15 Business Days of the Fifth Amendment Effective Date)

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5.	Original statement (déclaration) of pledge (re. shares of Schrader) executed by August France Holding Company S.A.S (within 15 Business Days of the Fifth Amendment Effective Date)

6.	Original certificate (attestation) of pledge (re. shares of Schrader) executed by Schrader (within 15 Business Days of the Fifth Amendment Effective Date)

7.	Original executed certificate (attestation) of pledge over dividend account of Sensata Technologies France S.A.S.

8.	Original executed certificate (attestation) of pledge over dividend account of August France Holding Company S.A.S.

Ireland

1.	Confirmation of Statutory Declaration filed in CRO within 21 of execution.

2.	Confirmation of Shareholder resolution filed in CRI within 15 days of passing.

Japan

1.	Japanese Security Agreement - Assignment of Personal Property as Security (Johtotampo-ken).

2.	Japanese Security Agreement - Assignment of Inventory as Security (Johtotampo-ken).

3.	Japanese Security Agreement - Assignment of Accounts Receivable as Security (Johtotampo-ken).

4.	Japanese Security Agreement - Pledge (Shichi-ken) of Patents and Trademark.

5.	Japanese Security Agreement - Pledge (Shichi-ken) of Shares of Sensata Technologies Japan Limited.

6.	Notice of Certificate of Date of Reflection (kakutei-hizuke).

7.	Copy of Shareholder Register.

8.	Promissory Note No. 4 (Acknowledgment of Debt) from BV Borrower to Collateral Agent.

Luxembourg

1.	Recording of the Confirmation Agreement in the shareholder register of ST August Lux Company S.à r.l. (within 2 Business Days following the Fifth Amendment Effective Date)

2.	Recording of the Confirmation Agreement in the shareholder register of ST August Lux Intermediate Holdco S.à r.l. (within 2 Business Days following the Fifth Amendment Effective Date)

3.	Recording of the Confirmation Agreement in the shareholder register of August Lux Holding Company S.à r.l. (within 2 Business Days following the Fifth Amendment Effective Date)

4.	Recording of the Confirmation Agreement in the shareholder register of August Brazil Holding Company S.à r.l. (within 2 Business Days following the Fifth Amendment Effective Date)

5.	Recording of the Confirmation Agreement in the shareholder register of August LuxUK Holding Company S.à r.l. (within 2 Business Days following the Fifth Amendment Effective Date)

Malaysia

1.	Form 40B - Notice of Variation in Terms of Charge.

2.	Debenture Confirmation.

3.	Share Charge Confirmation.

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Mexico

1.	Amendment to Mexican Mortgage (Hipoteca) on Aguascalientes Real Estate.

2.	Amendment to Floating Lien Pledge Agreement (Contrato de Prenda sin Transmision de Posesion).

3.	Amendment to Equity Interest Pledge Agreement (Contrato de Prenda sobre Partes Sociales).

4.	Power of Attorney for the amendments listed above.

Netherlands

1.	Officer’s Certificate of Sensata Technologies Holland B.V. complete with the following:

a.	Management Board Resolution;

b.	Shareholder Resolution;

c.	Supervisory Board Resolution;

d.	Works Council Submission Letter;

e.	Work Council Advice;

f.	Specimen signatures;

g.	Commercial Registry Extract; and

h.	Constitutional Documents.

2.	Signature page of Sensata Technologies Holland B.V. to Amendment.

United States

1.	Evidence of New York process agent appointments under New York law governed Loan Documents for non-US Loan Parties.

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